Exhibit 21
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
Aon CORPORATION AND ITS SUBSIDIARIES (AS OF DECEMBER 31, 1998)

Aon Corporation                                                            Delaware
120524 Canada Inc.                                                         Canada
1e Katharinastrase 29 Vermogensverwaltungsges mbH                          Germany
2e Katharinastrase 29 Vermogensverwaltungsges mbH                          Germany
A Morel & Cie Sa                                                           France
A&A (UK) Limited                                                           United Kingdom
A. J. Norcott & Company (Holdings) Limited                                 United Kingdom
A. J. Norcott & Partners (Northern) Limited                                United Kingdom
A. J. Norcott & Partners (Scotland) Limited                                United Kingdom
A. J. Norcott & Partners Limited                                           United Kingdom
A. J. Norcott Benefit Consultants Limited                                  United Kingdom
A.H. Laseur B.V.                                                           Netherlands
A.H.E. Alexander Howden de Espana S.A.                                     Spain
A.H.G. Far East Ltd.                                                       Hong Kong
A.H.O.H. (Bermuda) Limited                                                 Bermuda
A/S Assurance                                                              Norway
AA & JG Denison & Company Ltd.                                             United Kingdom
AARE Corporation                                                           New York
ABS Insurance Agency Ltd.                                                  United Kingdom
Acedale Co. Ltd.                                                           Hong Kong
ACGLRA Corp.                                                               Texas
ACGMGA Corp.                                                               Texas
ACN 006 278 226                                                            Australia
ACN 008 497 318                                                            Australia
ACN 051 158 984                                                            Australia
ACP Insurance Agency, Inc.                                                 Texas
Adam & Adam Limited                                                        New Zealand
Adams & Porter Financial Services, Inc.                                    Texas
Adams & Porter Services, Inc.                                              Texas
Advantage Plus Insurance Services, Inc.                                    Illinois
Adviser 151 Limited                                                        United Kingdom
Affinity Insurance Services of Washington, Inc.                            Washington
Affinity Insurance Services, Inc.                                          Pennsylvania
Agencia Interoceanica de Subscripcion y Administracion S.A.                Mexico
Agostini Insurance Brokers Ltd.                                            Trinidad
AGR Disposition Company Inc.                                               California
Agricola Training Limited                                                  United Kingdom
Agricola Underwriting Limited                                              United Kingdom
Agricola Underwriting Management Limited                                   New Zealand
Agricola Underwriting Management Pty Ltd.                                  Australia
Agricultural Risk Management Argentina S.A.                                Argentina
Agricultural Risk Management Chile                                         Chile
Agricultural Risk Management North America, Inc.                           Kansas
Agricultural Risk Management Pacific Limited                               New Zealand
Agricultural Risk Management Pty. Ltd.                                     Australia
Agricultural Risk Management, Limited                                      United Kingdom
Agte Gebruder GmbH                                                         Germany
Aidec Ciskei (Pty) Ltd.                                                    South Africa
Aidec Gazankulu (Pty) Limited                                              South Africa
Aidec Kangwane (Pty) Limited                                               South Africa

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Aidec Kwandebele (Pty) Limited                                             South Africa
Aidec Lebowa (Pty) Limited                                                 South Africa
Aidec M.I.B. North West (Pty) Limited                                      South Africa
Aidec Venda (Pty) Limited                                                  South Africa
Aircrew Underwriting Agencies Ltd.                                         United Kingdom
Airscope Insurance Services Limited                                        United Kingdom
AIS Affinity Insurance Agency of New England, Inc.                         Massachusetts
AIS Affinity Insurance Agency, Inc.                                        California
AIV Beteiligungsgesellschaft mbh                                           Germany
Aldebaran S.R.L. Rome                                                      Italy
Alexander & Alexander (Asia) Holdings Pte. Ltd.                            Singapore
Alexander & Alexander (C.I.) Limited                                       Guernsey
Alexander & Alexander (Hong Kong) Holdings Limited                         Hong Kong
Alexander & Alexander (Ireland) Limited                                    Ireland
Alexander & Alexander (Isle of Man) Limited                                United Kingdom
Alexander & Alexander (Malaysia) Sdn. Bhd.                                 Malaysia
Alexander & Alexander (PNG) Pty. Ltd.                                      Papua New Guinea
Alexander & Alexander (Taiwan) Ltd.                                        Taiwan
Alexander & Alexander (Thailand) Ltd.                                      Thailand
Alexander & Alexander (UK) Ltd.                                            United Kingdom
Alexander & Alexander Australia Holdings Ltd.                              Australia
Alexander & Alexander B.V.                                                 Netherlands
Alexander & Alexander Benefits Services Inc.                               Virginia
Alexander & Alexander Benefits Services of Louisiana                       Louisiana
Alexander & Alexander Colombia Ltda.                                       Colombia
Alexander & Alexander Consultants S.A.                                     France
Alexander & Alexander Corretores e Consultores de Seguros Lda.             Portugal
Alexander & Alexander Europe B.V.                                          Netherlands
Alexander & Alexander Europe GmbH                                          Austria
Alexander & Alexander Europe Ltd.                                          United Kingdom
Alexander & Alexander Far East Inc.                                        California
Alexander & Alexander Far East Partners                                    Hong Kong
Alexander & Alexander Finance Limited                                      United Kingdom
Alexander & Alexander France S.A.                                          France
Alexander & Alexander Galicia, S.A.                                        Spain
Alexander & Alexander Holdings (NZ) Ltd.                                   New Zealand
Alexander & Alexander Holdings B.V.                                        Netherlands
Alexander & Alexander Insurance Agency Ltd.                                Taiwan
Alexander & Alexander Insurance Benefits Services Inc.                     Massachusetts
Alexander & Alexander Insurance Brokers - Hungary                          Hungary
Alexander & Alexander Insurance Brokers Ltd. Poland                        Poland
Alexander & Alexander International Inc.                                   Maryland
Alexander & Alexander Italia S.P.A.                                        Italy
Alexander & Alexander Korea Inc.                                           Korea
Alexander & Alexander Limited                                              Australia
Alexander & Alexander Limited                                              United Kingdom
Alexander & Alexander Ltd.                                                 Fiji
Alexander & Alexander Ltd.                                                 New Zealand
Alexander & Alexander Ltd. (Thailand)                                      Thailand
Alexander & Alexander Mexico Agente de Seguros y de Fianza S.A. de         Mexico
Alexander & Alexander Middle East Limited                                  Bermuda

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Alexander & Alexander of Colombia Ltda.                                    Colombia
Alexander & Alexander of Kansas, Inc.                                      Kansas
Alexander & Alexander of Long Island Inc.                                  Connecticut
Alexander & Alexander of Mississippi Inc.                                  Mississippi
Alexander & Alexander of Missouri Inc.                                     Missouri
Alexander & Alexander of Virginia, Inc.                                    Virginia
Alexander & Alexander of Washington Inc.                                   Washington
Alexander & Alexander Pte. Ltd.                                            Singapore
Alexander & Alexander Risk Management Services, Inc.                       Taiwan
Alexander & Alexander S.R.O. (Czech. Republic)                             Czech Republic
Alexander & Alexander Scandinavia AB                                       Sweden
Alexander & Alexander Services (India) Pvt. Ltd.                           India
Alexander & Alexander Services Canada Inc.                                 Canada
Alexander & Alexander Services UK Limited                                  Scotland
Alexander & Alexander Sigorta Musavirlk Anomim Sirketi                     Turkey
Alexander & Alexander Spain Correduria de Seguros, S.A.                    Spain
Alexander & Alexander Telemarketing                                        Brazil
Alexander & Alexander Trustee Jersey Ltd.                                  Jersey, Channel Islands
Alexander & Alexander U.K. Pension Trustees Ltd.                           United Kingdom
Alexander & Alexander, Inc.                                                Oklahoma
Alexander & Alexander, Inc.                                                West Virginia
Alexander & Davidson de Colombia LTDA.                                     Colombia
Alexander Administration Services Ltd.                                     Isle of Man
Alexander Clay and Partners Consulting                                     United Kingdom
Alexander Clay Communications Limited                                      United Kingdom
Alexander Consulting Investment Services Inc.                              Maryland
Alexander Coyle Hamilton Ltd.                                              Ireland
Alexander Financial Services Ltd.                                          Scotland
Alexander Hellas E.P.E.                                                    Greece
Alexander Howden (Hellas) Ltd.                                             Guernsey
Alexander Howden (Kazakhstan) Ltd.                                         Kazakhstan
Alexander Howden Asia Pacific Ltd.                                         United Kingdom
Alexander Howden Canada Limited                                            Canada
Alexander Howden de Espana                                                 Spain
Alexander Howden Del Peru S.A. Reinsurance Brokers                         Peru
Alexander Howden Energy & Partners Scandinavia                             Norway
Alexander Howden Far East Ptd. Ltd.                                        Singapore
Alexander Howden Financial Services Limited                                United Kingdom
Alexander Howden Group (Asia) Pte. Ltd.                                    Singapore
Alexander Howden Group (Australia) Limited                                 Australia
Alexander Howden Group (Bermuda) Ltd.                                      Bermuda
Alexander Howden Group Agency Management Ltd.                              United Kingdom
Alexander Howden Group Limited                                             Bermuda
Alexander Howden Holdings Limited                                          United Kingdom
Alexander Howden Insurance Services of Texas, Inc.                         Texas
Alexander Howden International Limited                                     United Kingdom
Alexander Howden Leasing Ltd.                                              United Kingdom
Alexander Howden Limited                                                   United Kingdom
Alexander Howden North America, Inc.                                       Georgia
Alexander Howden North America, Inc.                                       Massachusetts
Alexander Howden North America, Inc.                                       New York

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Alexander Howden North America, Inc.                                       Ohio
Alexander Howden North America, Inc.                                       Texas
Alexander Howden Ossa De Colombia SA                                       Colombia
Alexander Howden Previsionales y Personas Ltda.                            Colombia
Alexander Howden Reinsurance Brokers (Australia) Ltd.                      Australia
Alexander Howden Reinsurance Brokers (NZ) Ltd.                             New Zealand
Alexander Howden Reinsurance Intermediaries, Inc.                          New York
Alexander Howden UK Limited                                                United Kingdom
Alexander Howden Underwriting Limited                                      United Kingdom
Alexander Howden Y Asociados S.A. de C.V.                                  Mexico
Alexander Insurance Managers (Barbados) Ltd.                               Barbados
Alexander Insurance Managers (Cayman) Ltd.                                 Cayman Islands
Alexander Insurance Managers (Dublin) Ltd.                                 Ireland
Alexander Insurance Managers (Guernsey) Ltd.                               Guernsey
Alexander Insurance Managers (Holdings) Ltd.                               Guernsey
Alexander Insurance Managers (Isle of Man) Ltd.                            Isle of Man
Alexander Insurance Managers (Jersey) Ltd.                                 Jersey, Channel Islands
Alexander Insurance Managers (Luxembourg) S.A.                             Luxembourg
Alexander Insurance Managers Ltd.                                          Bermuda
Alexander Insurance Managers N.V.                                          Netherlands
Alexander Lippo (Hong Kong) Ltd.                                           Hong Kong
Alexander of Texas Inc.                                                    Texas
Alexander Portfolio Management Ltd.                                        New Zealand
Alexander R.M.C. Brown Partners Ltd.                                       Australia
Alexander Reinsurance Intermediaries, Inc.                                 New York
Alexander Risk Management and Consulting Services, Inc.                    Texas
Alexander Services, Inc.                                                   Illinois
Alexander Stenhouse & Partners Limited                                     Scotland
Alexander Stenhouse Belgium International                                  Belgium
Alexander Stenhouse Limited                                                United Kingdom
Alexander Stenhouse Magee Limited                                          Ireland
Alexander Stenhouse Management Services Ltd.                               Scotland
Alexander Stenhouse Nominees Ltd.                                          Australia
Alexander Stenhouse Risk Management S.A.                                   Spain
Alexander Stenhouse UK Ltd.                                                United Kingdom
Alexander Underwriting Agencies Limited                                    Bermuda
Alexander Underwriting Services Inc.                                       Maryland
Alexander Underwriting Services Limited                                    United Kingdom
Alexander Watkins S.A. de C.V.                                             Mexico
Alexander y Alexander Chile Ltda.                                          Chile
Alexander, Ayling, Barrios & Cia, S.A.                                     Argentina
Allen Insurance Associates                                                 California
Alpenbeck Limited                                                          United Kingdom
American Associates, Inc.                                                  Texas
American Insurance Brokers, Ltd.                                           Indiana
American Special Risk Insurance Company                                    Delaware
Anchor Reinsurance Company, Ltd.                                           Bermuda
Anchor Underwriting Managers, Ltd.                                         Bermuda
Anderson and Anderson Insurance Brokers, Inc.                              California
Anderson and Anderson of Los Angeles Insurance Brokers, Inc.               California
Anderson and Anderson of Orange County Insurance Brokers, Inc.             California

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Anderson and Anderson/Benefits Insurance Brokers, Inc.                     California
Anderson and Anderson/D-K&S Insurance Brokers, Inc.                        California
Andrea Scagliarni Assicurazione                                            Italy
Anglo-Swiss Reinsurance Brokers Ltd.                                       Switzerland
Anistics Ltd.                                                              United Kingdom
Anscor Insurance Brokers Inc.                                              Philippines
Aon  WACUS Kreditversicherungsmakler GmbH & Co.                            Germany
Aon  WACUS Verwaltungs GmbH                                                Germany
Aon (Deutschland) GmbH                                                     Germany
Aon (Panama) Ltd. S.A.                                                     Panama
Aon Acquisition Corporation of Arkansas                                    Arkansas
Aon Acquisition Corporation of New Jersey                                  New Jersey
Aon Administrative Services Corp.                                          California
Aon Advisors (U.K.) Limited                                                United Kingdom
Aon Advisors, Inc.                                                         Virginia
Aon Alexander & Alexander N.V.                                             Belgium
Aon Annuity Group, Inc.                                                    Texas
Aon Antillen nv                                                            Netherland Antilles
Aon Artscope Kunstversicherungsmakler  GmbH                                Germany
Aon Aruba nv                                                               Netherland Antilles
Aon Asia Insurance Services bv                                             Netherlands
Aon Automotive Group, Inc.                                                 Illinois
Aon Aviation, Inc.                                                         Illinois
Aon Belgium nv                                                             Belgium
Aon Benefit Services, Inc.                                                 Massachusetts
Aon Benefits Corretores de Seguros Ltda.                                   Brazil
Aon Benefits Insurance Brokers (Singapore) Pte. Ltd.                       Singapore
Aon Boels & Begault S.A.                                                   Belgium
Aon Brazil Corretores de Seguros Ltda.                                     Brazil
Aon Broker Services, Inc.                                                  Illinois
Aon Broking Services S.A.                                                  Argentina
Aon bv                                                                     Netherlands
Aon Canada Inc.                                                            Canada
Aon Capital A                                                              Delaware
Aon Capital Management, Inc.                                               Delaware
Aon Captive Management, Ltd.                                               U.S. Virgin Islands
Aon Captive Services (Nederland) bv                                        Netherlands
Aon Captive Services Antillen nv                                           Netherland Antilles
Aon Captive Services Aruba nv                                              Netherland Antilles
Aon Ceska republika spol. s.r.o.                                           Czech Republic
Aon Claro Santa Cruz y Compania S.A., Corredores de Seguros                Chile
Aon Colombia Limitada Corredores de Seguros                                Colombia
Aon Compensation and Benefits Limited                                      United Kingdom
Aon Construction Services International Limited                            United Kingdom
Aon Consulting & Insurance Services                                        California
Aon Consulting Acquisition Corporation of California                       California
Aon Consulting Agency, Inc.                                                Texas
Aon Consulting Belgium S.A.                                                Belgium
Aon Consulting Consultores de Seguros Ltda.                                Brazil
Aon Consulting Denmark A/S                                                 Denmark
Aon Consulting Financial Services Limited                                  United Kingdom

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Aon Consulting GmbH                                                        Germany
Aon Consulting Hong Kong Ltd.                                              Hong Kong
Aon Consulting Inc.                                                        Canada
Aon Consulting Limited                                                     United Kingdom
Aon Consulting Nederland cv                                                Netherlands
Aon Consulting of Maryland, Inc.                                           Maryland
Aon Consulting Pty Limited                                                 Australia
Aon Consulting South Africa (Pty) Ltd.                                     South Africa
Aon Consulting Thailand Ltd.                                               Thailand
Aon Consulting Worldwide, Inc.                                             Maryland
Aon Consulting, Inc.                                                       New York
Aon Consulting, Inc.                                                       New Jersey
Aon Consulting, Inc.                                                       Ohio
Aon Consulting, Inc.                                                       Texas
Aon Consulting, Inc.                                                       Florida
Aon Consulting, Inc. of Arizona                                            Arizona
Aon Consulting, Limited                                                    Quebec
Aon Consulting, S.A. de C.V.                                               Mexico
Aon Credit Services Corporation                                            Delaware
Aon CSC Corredores de Reaseguros Limitada                                  Chile
Aon Denmark A/S                                                            Denmark
Aon Direct Group Inc.                                                      Canada
Aon Direct Group Small Company Life and Health Agents                      Illinois
Aon Direct Research & Analytics Group Inc.                                 Canada
Aon Eesti AS                                                               Estland
Aon Employee Benefits of Ohio, Inc.                                        Ohio
Aon Enterprise Insurance Services, Inc.                                    Illinois
Aon Enterprise Insurance Services, Inc.                                    Texas
Aon Entertainment Risk Services Limited                                    United Kingdom
Aon European Investments Limited                                           United Kingdom
Aon Financial Institutions Services, Inc.                                  Illinois
Aon Financial Products, Inc.                                               Delaware
Aon Financial Services Group of Colorado, Inc.                             Colorado
Aon Financial Services Group of New York, Inc.                             New York
Aon Financial Services Group, Inc.                                         California
Aon Financial Services Group, Inc.                                         Illinois
Aon Financial Services Group, Inc.                                         Pennsylvania
Aon Financial Services Group, Inc.                                         Texas
Aon Finland OY                                                             Finland
Aon France S.A.                                                            France
Aon Funds                                                                  Delaware
Aon General Agency, Inc.                                                   Texas
Aon General Consulting Ltda.                                               Brazil
Aon GGI Acquisition Corporation, Inc.                                      Texas
Aon Groep Nederland bv                                                     Netherlands
Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda          UK
Aon Group Limited                                                          United Kingdom
Aon Group Limited de Argentina S.A.                                        Argentina
Aon Group Limited de Mexico, Intermediario de Reaseguro, S.A. de C.V.      Mexico
Aon Group Ltd. Peru S.A.                                                   Peru
Aon Group Venezuela, Corretaje de Reaseguro, C.A.                          Venezuela

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Aon Group, Inc.                                                            Maryland
Aon Hamond & Regine, Inc.                                                  New York
Aon Hazard Limited                                                         United Kingdom
Aon Health Services Inc.                                                   Texas
Aon Healthcare Risk, Inc.                                                  Florida
Aon Holdings (Scandinavia) A/S                                             Denmark
Aon Holdings Antillen nv                                                   Netherland Antilles
Aon Holdings Asia bv                                                       Netherlands
Aon Holdings Asia Ltd.                                                     Hong Kong
Aon Holdings Australia Ltd.                                                Australia
Aon Holdings bv                                                            Netherlands
Aon Holdings Deutschland GmbH                                              Germany
Aon Holdings New Zealand Pty. Ltd.                                         New Zealand
Aon Home Warranty Services, Inc.                                           Delaware
Aon Hudig cv                                                               Netherlands
Aon Hudig Groningen bv                                                     Netherlands
Aon Hudig Hengelo bv                                                       Netherlands
Aon Hudig Nijmegen bv                                                      Netherlands
Aon Hudig Noordwijk bv                                                     Netherlands
Aon Hudig Tilburg bv                                                       Netherlands
Aon Hudig Venlo bv                                                         Netherlands
Aon Hudig-Schreinemacher V.O.F.                                            Netherlands
Aon Iberia, Correduria de Seguros, S.A.                                    Spain
Aon India Limited                                                          United Kingdom
Aon Innovative Solutions, Inc.                                             Missouri
Aon Insurance Management of Texas, Inc.                                    Texas
Aon Insurance Management Services - Virgin Islands, Inc.                   U.S. Virgin Islands
Aon Insurance Management Services, Inc.                                    Delaware
Aon Insurance Managers (Singapore) Pte. Ltd.                               Singapore
Aon Insurance Managers (USA) Inc.                                          Vermont
Aon Insurance Services                                                     California
Aon Insurance Services, Inc.                                               Pennsylvania
Aon Intermediaries (Bermuda) Ltd.                                          Bermuda
Aon International bv                                                       Netherlands
Aon Investment Consulting Inc.                                             Florida
Aon Investment Holdings, Inc.                                              Delaware
Aon Investor Strategies, Inc.                                              Delaware
Aon ISI, Inc.                                                              Colorado
Aon Italia SpA                                                             Italy
Aon Life Agency of Texas, Inc.                                             Texas
Aon Lumley Consulting (Pty) Ltd.                                           South Africa
Aon Lumley South Africa (Pty) Ltd.                                         South Africa
Aon Magyarorszag Alkusz Kft.                                               Hungary
Aon makelaars in assurantien bv                                            Netherlands
Aon Managed Care Risk & Insurance Services, Inc.                           California
Aon Management Hong Kong Ltd.                                              Hong Kong
Aon Management Institute, Inc.                                             Connecticut
Aon Manzitti S.p.A.                                                        Italy
Aon Medical Consultants, Inc.                                              Delaware
Aon Mibrag Versicherungsvermittlungs GmbH                                  Germany
Aon Natural Resources Ltd.                                                 Labuan

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Aon Nominees Limited                                                       United Kingdom
Aon Norway A/S                                                             Norway
Aon Ossa Ltda, Corredores de Reaseguros                                    UK
Aon Overseas Holdings Limited                                              United Kingdom
Aon OWA Insurance Services GmbH & Co.                                      Germany
Aon OWA Verwaltungs GmbH                                                   Germany
Aon Partnership Limited                                                    United Kingdom
Aon Paulista Corretores de Seguros Ltda.                                   Brazil
Aon Pension Trustees Limited                                               United Kingdom
Aon Pilar Corretora E Servicos de Seguros S/C Ltda.                        Brazil
Aon Polska sp.z.o.o.                                                       Poland
Aon Portugal, Corretores de Seguros, S.A.                                  Portugal
Aon Previsonals y Personas Ltda, Corredores de Reaseguros y Consultor      UK
Aon Private Risk Management Insurance Agency, Inc.                         Illinois
Aon Properties Limited                                                     United Kingdom
Aon Pyramid International Limited                                          United Kingdom
Aon Re (Bermuda) Ltd.                                                      Bermuda
Aon Re (Thailand) Ltd.                                                     Thailand
Aon Re Accident & Health Limited                                           United Kingdom
Aon Re Asia Ltd.                                                           Singapore
Aon Re Aviation Limited                                                    United Kingdom
Aon Re Canada Inc.                                                         Canada
Aon Re China Ltd.                                                          Hong Kong
Aon Re Inc.                                                                Illinois
Aon Re International Limited                                               United Kingdom
Aon Re Latinoamericana, S.A.                                               Mexico
Aon Re Limited                                                             United Kingdom
Aon Re Netherlands cv                                                      Netherlands
Aon Re Non-Marine Limited                                                  United Kingdom
Aon Re North American Limited                                              United Kingdom
Aon Re Panama, S.A.                                                        Panama
Aon Re Special Risks Limited                                               United Kingdom
Aon Re UK Limited                                                          United Kingdom
Aon Re Worldwide Limited                                                   United Kingdom
Aon Re Worldwide, Inc.                                                     Delaware
Aon Real Estate Services, Inc.                                             New York
Aon Reed Stenhouse Inc.                                                    Canada
Aon Resource, Inc.                                                         Delaware
Aon Risconcept Inc.                                                        Canada
Aon Risk Consultants (Bermuda ) Ltd.                                       Bermuda
Aon Risk Consultants (Europe) Limited                                      United Kingdom
Aon Risk Consultants BV                                                    Netherlands
Aon Risk Consultants, Inc.                                                 Illinois
Aon Risk Management Services Italia srl.                                   Italy
Aon Risk Management Services Scandinavia A/S                               Denmark
Aon Risk Managers, Inc.                                                    Illinois
Aon Risk Resources Insurance Agency, Inc.                                  Illinois
Aon Risk Resources Limited                                                 United Kingdom
Aon Risk Resources, Inc.                                                   Delaware
Aon Risk Services (Antilles) nv                                            Netherland Antilles
Aon Risk Services (Barbados) Ltd.                                          Barbados

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Aon Risk Services (Bermuda) Ltd.                                           Bermuda
Aon Risk Services (Cayman) Ltd.                                            Cayman Islands
Aon Risk Services (Europe) S.A.                                            Luxembourg
Aon Risk Services (Holdings) of Latin America, Inc.                        Delaware
Aon Risk Services (Holdings) of the Americas, Inc.                         Illinois
Aon Risk Services (Ireland) Limited                                        Ireland
Aon Risk Services Agente de Seguros y de Fianzas, S.A. de C.V.             Mexico
Aon Risk Services Argentina SA                                             Argentina
Aon Risk Services Australia Ltd.                                           Australia
Aon Risk Services Companies, Inc.                                          Maryland
Aon Risk Services Do Brazil Corretores de Seguros Ltda.                    Brazil
Aon Risk Services France S.A.                                              France
Aon Risk Services Holdings UK Limited                                      United Kingdom
Aon Risk Services Hong Kong Ltd.                                           Hong Kong
Aon Risk Services Inc. U.S.                                                Maryland
Aon Risk Services International (Holdings) Inc.                            Delaware
Aon Risk Services Japan Ltd.                                               Japan
Aon Risk Services Korea Ltd.                                               Korea
Aon Risk Services Limited                                                  United Kingdom
Aon Risk Services New Zealand Pty. Ltd.                                    New Zealand
Aon Risk Services of Texas, Inc.                                           Texas
Aon Risk Services Singapore (Insurance Brokers) Pte. Ltd.                  Singapore
Aon Risk Services Taiwan Ltd.                                              Taiwan
Aon Risk Services Thailand Ltd.                                            Thailand
Aon Risk Services UK Limited                                               United Kingdom
Aon Risk Services, Inc.                                                    Delaware
Aon Risk Services, Inc. (Pacific)                                          Hawaii
Aon Risk Services, Inc. of Alabama                                         Alabama
Aon Risk Services, Inc. of Arizona                                         Arizona
Aon Risk Services, Inc. of Arkansas                                        Arkansas
Aon Risk Services, Inc. of Central California Insurance Services           California
Aon Risk Services, Inc. of Colorado                                        Colorado
Aon Risk Services, Inc. of Connecticut                                     Connecticut
Aon Risk Services, Inc. of Florida                                         Florida
Aon Risk Services, Inc. of Hawaii                                          Hawaii
Aon Risk Services, Inc. of Idaho                                           Idaho
Aon Risk Services, Inc. of Indiana                                         Indiana
Aon Risk Services, Inc. of Kentucky                                        Kentucky
Aon Risk Services, Inc. of Louisiana                                       Louisiana
Aon Risk Services, Inc. of Massachusetts                                   Massachusetts
Aon Risk Services, Inc. of Michigan                                        Michigan
Aon Risk Services, Inc. of Montana                                         Montana
Aon Risk Services, Inc. of Nevada                                          Nevada
Aon Risk Services, Inc. of New York                                        New York
Aon Risk Services, Inc. of Northern California Insurance Services          California
Aon Risk Services, Inc. of Ohio                                            Ohio
Aon Risk Services, Inc. of Oklahoma                                        Oklahoma
Aon Risk Services, Inc. of Rhode Island                                    Rhode Island
Aon Risk Services, Inc. of Southern California Insurance Services          California
Aon Risk Services, Inc. of Tennessee                                       Tennessee
Aon Risk Services, Inc. of the Carolinas                                   North Carolina

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Aon Risk Services, Inc. of Utah                                            Utah
Aon Risk Services, Inc. of Virginia                                        Virginia
Aon Risk Services, Inc. of Washington                                      Washington
Aon Risk Services, Inc. of Wyoming                                         Wyoming
Aon Risk Services, Inc. U.S.A.                                             New York
Aon Risk Strategies, Inc.                                                  Delaware
Aon Risk Technologies, Inc.                                                Delaware
Aon Securities Corporation                                                 New York
Aon Select, Inc.                                                           Pennsylvania
Aon Service Corporation                                                    Illinois
Aon Services Group Limited                                                 United Kingdom
Aon Services Group of Tennessee, Inc.                                      Tennessee
Aon Services Group, Inc.                                                   Delaware
Aon Sigorta Brokerlik ve Musavirlik AS                                     Turkey
Aon Slovensko spol.s r.o.                                                  Slovak Republic
Aon South Africa (Pty) Ltd.                                                South Africa
Aon Space SA                                                               France
Aon Special Risks, Inc.                                                    Illinois
Aon Specialty  Denmark A/S                                                 Denmark
Aon Specialty Re, Inc.                                                     Illinois
Aon Stockholm AB                                                           Sweden
Aon Superannuation Pty Limited                                             Australia
Aon Surety & Guarantee Limited                                             United Kingdom
Aon Sweden AB                                                              Sweden
Aon Sweden Syd AB                                                          Sweden
Aon Technical Insurance Services, Inc.                                     Illinois
Aon Telecom, Inc.                                                          Illinois
Aon Trade Credit Insurance Services, Inc.                                  California
Aon Trade Credit, Inc.                                                     New York
Aon Trade Credit, Inc.                                                     Illinois
Aon UK Holdings Limited                                                    United Kingdom
Aon UK Limited                                                             United Kingdom
Aon Vietnam                                                                Vietnam
Aon Wardon Corretora de Seguros Ltda.                                      Brazil
Aon Warranty Group Limited (UK)                                            United Kingdom
Aon Warranty Group, Inc.                                                   Illinois
Aon Warranty Services do Brazil Ltda.                                      Brazil
Aon Warranty Services, Inc.                                                Illinois
Aon Worldwide Resources, Inc.                                              Illinois
Aon/Albert G. Ruben Company (New York) Inc.                                New York
Aon/Albert G. Ruben Insurance Services, Inc.                               California
Aon/Brockinton Agency of Texas, Inc.                                       Texas
Aon/Saiz Consulting S.A.                                                   Colombia
Aon/Saiz Limitada Barranquilla Corredores de Seguros                       Colombia
AOPA Insurance Agency, Inc.                                                Maryland
AOPA Insurance Agency, Inc.                                                Texas
APM Services Limited                                                       Hong Kong
Aporia Leasing Limited                                                     United Kingdom
APS International Limited                                                  United Kingdom
APS Life & Pensions Limited                                                United Kingdom
APS Overseas Investments Limited                                           United Kingdom

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ARM COVERAGE INC                                                           New York
ARS Holdings, Inc.                                                         Illinois
ARS Holdings, Inc.                                                         Louisiana
Artscope Insurance Services Limited                                        United Kingdom
Artscope International Insurance Services Limited                          United Kingdom
Ascom Nijmegen B.V.                                                        Netherlands
ASCOMIN S.A.                                                               Belgium
Asesores Kennedy Agente de Seguros y de Fianzas, S.A. de C.V.              Mexico
Asesores y Corredores De Seguros, S.A.                                     Republica Dominica
Asia Area Underwriters Ltd.                                                Hong Kong
Asian American Finance Limited                                             Bermuda
Asian Reinsurance Underwriters Ltd.                                        Hong Kong
Assekurazkontor fur Industrie und Verkehr GmbH                             Germany
Assistance Au Management Et A La Prevention Des Risques De L'Entrep        France
Associated Brokers International                                           Zimbabwe
Associated Fund Adminstrators Botswana (Pty) Limited                       Botswana
Associated Ins. Broker of Botswana                                         Botswana
Assuco Holdings Ltd.                                                       Guernsey
Assurantie Groep Langeveldt c.v.                                           Netherlands
ATJ Capital Forsakringsmakleri AB                                          Sweden
Atkins Kroll Insurance Inc.                                                Guam
Atlanta International Insurance Company                                    New York
Atlanta International Insurance Company                                    New York
Attorneys' Advantage Insurance Agency, Inc.                                Illinois
AUSCO, Inc.                                                                Illinois
Auto Conduit Corporation, The                                              Delaware
Auto Insurance Specialists - Bay Area, Inc.                                California
Auto Insurance Specialists - Inland Empire, Inc.                           California
Auto Insurance Specialists - Long Beach, Inc.                              California
Auto Insurance Specialists - Los Angeles, Inc.                             California
Auto Insurance Specialists - Newport, Inc.                                 California
Auto Insurance Specialists - San Gabriel Valley, Inc.                      California
Auto Insurance Specialists - Santa Monica, Inc.                            California
Auto Insurance Specialists - Valley, Inc.                                  California
Auto Insurance Specialists, Incorporated                                   California
Automotive Development Centers, Inc.                                       Illinois
Automotive Warranty Services of Florida, Inc.                              Florida
Automotive Warranty Services, Inc.                                         Delaware
AV Agrar Versicherungsdienst GmbH                                          Germany
Ayala-Bain Insurance Company                                               Philippines
B E P International (Canada) Holding Inc.                                  Canada
B E P International Corp.                                                  New Jersey
B E P International Holding Inc.                                           Canada
B E P International US Inc.                                                Delaware
B.L. Carnie Hogg Robinson Ltd.                                             United Kingdom
B.N. Shepp  Associates Ltd.                                                Alberta
B.N.H. Group Ltd.                                                          United Kingdom
B.V. Assurantiekantoor Langeveldt-Schroder                                 Netherlands
Bailiwick Consultancy & Management Co. Ltd.                                Guernsey
Bain Clarkson (HK) Ltd.                                                    Hong Kong
Bain Clarkson Forsakringskonsult AB, Stockholm                             Sweden

Bain Clarkson Limited                                                      United Kingdom
Bain Clarkson Members Underwriting Agency Ltd.                             United Kingdom
Bain Clarkson R.B. Ltd.                                                    United Kingdom
Bain Clarkson Sweden A.B.                                                  Sweden
Bain Clarkson Underwriting Management Ltd.                                 United Kingdom
Bain Dawes (London) Ltd.                                                   United Kingdom
Bain Dawes Services Ltd.                                                   United Kingdom
Bain Hogg (Americas), Inc.                                                 Florida
Bain Hogg (Fiji) LTd                                                       Fiji
Bain Hogg (Vanuatu) Ltd.                                                   Vanuatu
Bain Hogg Australia (Holdings) Ltd.                                        Australia
Bain Hogg Australia (Investments) Pty Ltd.                                 Australia
Bain Hogg Australia Ltd.                                                   Australia
Bain Hogg Chile S.A. Corredoros de Reasguro                                Chile
Bain Hogg Colombiana Ltd.                                                  Colombia
Bain Hogg Group Limited                                                    United Kingdom
Bain Hogg Hellas Ltd.                                                      United Kingdom
Bain Hogg Holdings Limited                                                 United Kingdom
Bain Hogg Insurance Management (Guernsey) Ltd.                             Guernsey
Bain Hogg Insurance Management (Isle of Man) Ltd.                          Isle of Man
Bain Hogg Intermediaro de Reaseguro SA de CV                               Mexico
Bain Hogg International Holdings Ltd.                                      United Kingdom
Bain Hogg International Ltd.                                               United Kingdom
Bain Hogg Ltd.                                                             United Kingdom
Bain Hogg Malawi Ltd.                                                      Malawi
Bain Hogg Management Ltd.                                                  United Kingdom
Bain Hogg New Zealand Ltd.                                                 New Zealand
Bain Hogg Pensions Pty Ltd.                                                Australia
Bain Hogg Robinson Pty Ltd.                                                Australia
Bain Hogg Russian Insurance Brokers Ltd.                                   Russia
Bain Hogg Solomon Islands Ltd.                                             Solomon Islands
Bain Hogg Trustees Ltd.                                                    United Kingdom
Bain Hogg Uganda Ltd.                                                      Uganda
Bain Insurance Brokers Kenya Ltd.                                          Kenya
Bankers Insurance Service Corp.                                            Illinois
Baoviet Inchcape Insurance Brokers Ltd.                                    Vietnam
Barros & Carrion, Inc.                                                     Puerto Rico
BEC Insurance Services Limited                                             United Kingdom
Beck Kudlich Pacific Associates, Inc.                                      Hawaii
Bekouw Mendes C.V.                                                         Netherlands
Bekouw Mendes Reinsurance B.V.                                             Netherlands
Bekouw Mendes Risk Management B.V.                                         Netherlands
Bell Nicholson Henderson (Holdings) Ltd.                                   United Kingdom
Bell Nicholson Henderson Ltd.                                              United Kingdom
Bene-Fund Administrative Services Ltd.                                     Canada
BenefitsMedia, Inc.                                                        Tennessee
Benoit & Borg (Europe) Limited                                             Ireland
Berkely Agency Ltd.                                                        New York
Berkely Coverage Corporation                                               New York
Berkely-ARM, Inc.                                                          New York
BerkelyCare, LTD                                                           New York

BH No. 1 Ltd.                                                              United Kingdom
BHR, Inc.                                                                  Delaware
Black Portch & Swain (Financial Services) Ltd.                             United Kingdom
Black Portch & Swain Ltd.                                                  United Kingdom
Bloemers & Co. Herverzekering bv                                           Netherlands
Blom & Van der Aa BV                                                       Netherlands
Blom & Van der Aa Holding BV                                               Netherlands
Boels & Begault France S.A.                                                France
Boels & Begault Luxembourg S.a.r.l.                                        Luxembourg
Boels & Begault Re S.A.                                                    Belgium
Boels & Begault Vlaanderen S.A.                                            Belgium
Boels Begault Holding SA                                                   Belgium
Bonnor & Company A/S                                                       Denmark
Bowes & Company, Inc., of New York                                         New York
Bowes Holdings, Inc.                                                       Illinois
Bowring and Minet (Swaziland) (Pty) Ltd.                                   Swaziland
Brennan Group, Inc., The                                                   Delaware
BRIC, Inc.                                                                 North Carolina
British Continental and Overseas Agencies (BCOA) SA                        France
Broadgate Holdings Ltd.                                                    United Kingdom
Brons Orobio Groep B.V.                                                    Netherlands
Brons Van Lennep B.V.                                                      Netherlands
Brons Van Lennep Den Haag B.V.                                             Netherlands
Bruno Sforni S.p.A.                                                        Italy
Bruns Ten Brink & Co. b.v.                                                 Netherlands
Bruns Ten Brink Groep b.v.                                                 Netherlands
Bruns Ten Brink Herverzekeringen b.v.                                      Netherlands
Bryson Associates Incorporated                                             Pennsylvania
Bryson Associates Incorporated                                             Ohio
Bryson Associates Incorporated of Georgia                                  Georgia
Bureau d'Assurances Pirrotte GmbH                                          Luxembourg
Bureau d'Assurances Pirrotte GmbH & Co. KG                                 Luxembourg
Burlington Insurance Services Ltd.                                         United Kingdom
Burnio Enterprises Pty. Ltd.                                               Papua New Guinea
C A Robinson & Partners Ltd.                                               United Kingdom
C.I.C. Realty, Inc.                                                        Illinois
C.V. 'T Huys Ter Merwe                                                     Netherlands
California Group Services                                                  California
Cambridge Integrated Services Group, Inc.                                  New Jersey
Cambridge Professional Liability Services, Inc.                            Illinois
Cambridge Professional Liability Services, Inc.                            Pennsylvania
Cambridge Professional Liability Services, Inc.                            Florida
Cambridge Settlement Services, Inc.                                        Minnesota
Campbell & Co., Inc.                                                       Idaho
Camperdown 100 Limited                                                     United Kingdom
Camperdown 101 Limited                                                     United Kingdom
Cananwill Canada Limited                                                   Ontario
Cananwill Corporation                                                      Delaware
Cananwill Receivables Purchase Facility, L.L.C.                            Delaware
Cananwill UK Limited                                                       United Kingdom
Cananwill UK Limited                                                       United Kingdom

Cananwill, Inc.                                                            California
Cananwill, Inc.                                                            Pennsylvania
Cananwill, Inc.                                                            U.S. Virgin Islands
CAP Managers Ltd.                                                          Bermuda
Captive Assurance Partners                                                 California
Carl D. Jacobs & Associates, Inc.                                          California
Carstens & Schues GmbH & Co.                                               Germany
Carstens & Schues Poland Ltd.                                              Poland
Carstens & Schues Verwaltungs GmbH                                         Germany
Catz & Lips B.V.                                                           Netherlands
CCC Agency, Inc. of Illinois                                               Illinois
CCM McGrath Berrigan Ltd.                                                  Ireland
CD Benefit, Inc.                                                           Texas
CECAR - Compagnie Europeene de Courtage d'Assurances et de Reassu          France
CECAR Deutschland GmbH                                                     Germany
CECAR Inchcape Asia Ltd.                                                   Hong Kong
CECAR Portugal                                                             Portugal
Centris Services Limited                                                   United Kingdom
Centurion, Agente de Seguros, S.A. de C.V.                                 Mexico
Chemical & Oil Insurance Brokers (Pty) Ltd.                                South Africa
Christopher Paul Insurance Services Ltd.                                   United Kingdom
CIA Deutschland Kreditversicherungsmakler und Beratungs GmbH               Germany
CIA Italia S.R.L.                                                          Italy
CIA Link Ltd.                                                              United Kingdom
CIA Supplier Finance Ltd.                                                  United Kingdom
CIA USA Holdings, Inc.                                                     Delaware
CIC - Hilldale, Inc.                                                       Illinois
CIC - Wells, Inc.                                                          Illinois
CIC - Westmont, Inc.                                                       Illinois
CICA - Court, Inc.                                                         Illinois
CICA Realty Corporation                                                    Illinois
CICA Superannuation Nominees Pty. Ltd.                                     Australia
Cinema Completions International, Inc.                                     Delaware
Citadel Insurance Company                                                  Texas
City and County Purchasing Group                                           Unknown
Citytrust Insurance Brokers Association                                    Philippines
CJP, Inc.                                                                  Delaware
Claims Control Ltd.                                                        New Zealand
Clarkson Bain Japan Ltd.                                                   United Kingdom
Clarkson LMS Ltd.                                                          United Kingdom
Clarkson Puckle Group, Ltd.                                                Unknown
Clarkson Puckle Holdings Ltd.                                              United Kingdom
Clarkson Puckle Ibex Ltd.                                                  United Kingdom
Clarkson Puckle Ltd.                                                       United Kingdom
Clarkson Puckle Marine Holdings Ltd.                                       United Kingdom
Clarkson Puckle Overseas Holdings Ltd.                                     United Kingdom
Clay & Partners (1987) Limited                                             United Kingdom
Clay & Partners Independent Trust Corporation Ltd.                         United Kingdom
Clay & Partners Ltd.                                                       United Kingdom
Clay & Partners Pension Trustees Limited                                   United Kingdom
Claytime Ltd.                                                              United Kingdom

Clinton, Curtis, Melling Ltd.                                              Ireland
Cogrup Correduria de Seguros, S.A.                                         Spain
Cogrup, S.L.                                                               Spain
Cole Booth Potter of New Jersey, Inc.                                      New Jersey
Cole, Booth, Potter, Inc.                                                  Pennsylvania
Columbia Automotive Services, Inc.                                         Illinois
Combined Administrative Services Corp.                                     Illinois
Combined Insurance Company de Argentina S.A. Compania de Seguros           Argentina
Combined Insurance Company of America                                      Illinois
Combined Insurance Company of Ireland Limited                              Ireland
Combined Insurance Company of New Zealand Limited                          New Zealand
Combined Life Assurance Company Limited                                    United Kingdom
Combined Life Assurance Company of Europe Limited                          Ireland
Combined Life Insurance Company of Australia Limited                       Australia
Combined Life Insurance Company of New York                                New York
Combined Seguros Mexico, S.A. de C.V.                                      Mexico
Commercial and Political Risk Consultants Ltd.                             United Kingdom
Commercial and Political Risk Services Ltd.                                United Kingdom
Commercial Credit Corporation                                              United Kingdom
Compagnie Franco-Belge d'Investissement et de Placement                    Belgium
CompLogic, Inc.                                                            Rhode Island
Consumer Program Administrators, Inc.                                      Illinois
Contract & Investment Recoveries Ltd.                                      United Kingdom
Corks Bay & Fisher Ltd.                                                    United Kingdom
Corks Bays & Fisher (Life & Pensions) Ltd.                                 United Kingdom
Corporacion Gil y Carvajal, SA                                             Spain
Corporation Long Island CA                                                 Venezuela
Coughlan General Insurances Limited                                        Ireland
Couparey Nominees Ltd.                                                     United Kingdom
Cranebox Ltd.                                                              United Kingdom
Credit & Political Insurance Services Ltd.                                 United Kingdom
Credit & Political Risks Reinsurance Consultants Ltd.                      United Kingdom
Credit Indemnity & Financial Services Ltd.                                 United Kingdom
Credit Insurance Research Unit Ltd.                                        United Kingdom
CRiON nv                                                                   Belgium
Crotty MacRedmond Insurance Limited                                        Ireland
Custom Risk Solutions, Inc.                                                Illinois
Customer Loyalty Institute, Inc.                                           Michigan
D. Hudig & Co. b.v.                                                        Netherlands
DA&A Insurance Agency, Inc.                                                Texas
Dale Intermediaries Ltd. / Les Intermediaires Dale Ltee                    Canada
Dale-Parizeau International Inc.                                           Canada
Dale-Parizeau Management Ltd.                                              Bermuda
Dealer Development Services, Ltd.                                          United Kingdom
Deanborne Limited                                                          United Kingdom
Denison Pension Trustees Ltd.                                              United Kingdom
Diot Minet (France) SA                                                     France
Dobson Park L. G. Limited                                                  Guernsey
Document Risk Management Limited                                           United Kingdom
Dominion Mutual Insurance Brokers Ltd.                                     Canada
Don Flower Aviation Underwriters, Inc.                                     Kansas

Dormante Holdings Limited                                                  United Kingdom
Downes & Burke (Special Risks) Ltd.                                        United Kingdom
Dreadnaught Insurance Company Limited                                      Bermuda
Duggan Insurances Limited                                                  Ireland
Dunn-Parizeau (1995) Inc.                                                  Quebec
DUO A/S                                                                    Norway
Duoband Enterprises Ltd.                                                   United Kingdom
DuPage Care Administrators, Inc.                                           Illinois
Durin Financial Corporation                                                Wisconsin
E. Lillie & Co. Limited                                                    United Kingdom
Eastaf Holdings Ltd.                                                       United Kingdom
Eastward Insurance Services Limited                                        Unknown
EBRM Risk Management & Consulting, L.L.C.                                  Delaware
ECCO Services, Inc.                                                        Texas
Edgar Ward Ltd.                                                            United Kingdom
Edmundo Claro y Compania S.A. Vida y Beneficios                            Chile
Edward Lumley & Sons (Underwriting Agencies) Ltd.                          United Kingdom
EIA Risk Management Center, Inc.                                           California
Elektrorisk Beheer bv                                                      Netherlands
Elm Lane Limited                                                           United Kingdom
Employee Benefit Communications, Inc.                                      Florida
Energy Insurance Brokers & Risk Management Consultants Ltd.                United Kingdom
ENTAB Insurance Services Ltd.                                              United Kingdom
Entertainment Managers Insurance Agency of New York, Inc.                  New York
Entertainment Managers Insurance Services, Inc.                            California
Entertainment Managers Insurance Services, Inc.                            Ontario
ERAS (International) Ltd.                                                  United Kingdom
Ernest A. Notcutt & Co. Ltd.                                               United Kingdom
Ernest A. Notcutt (Overseas) Ltd.                                          United Kingdom
Ernest Notcutt Insurance Services Ltd.                                     United Kingdom
Essar Insurance Consultants Ltd.                                           Taiwan
Essar Insurance Services Ltd.                                              Hong Kong
Europa Services Ltd.                                                       Malta
Ewbar Limited                                                              United Kingdom
ExcelNet (Guernsey) Ltd.                                                   Guernsey
ExcelNet Ltd.                                                              United Kingdom
Excess Underwriters Agency, Inc.                                           New York
Excess Versicherungsagentur GmbH                                           Germany
EXKO Excess Versicherungsagentur GmbH                                      Germany
Expatriate Consultancy Limited, The                                        United Kingdom
Fabels-Versteeg b.v.                                                       Netherlands
Far East Agency                                                            Korea
Fides Alexander (A.G.) Switzerland                                         Switzerland
Figurecheck Ltd.                                                           United Kingdom
Finance Associates, Inc.                                                   Texas
Financial Solutions Insurance Services, Inc.                               Illinois
Firma A.J.  Driessen C.V.                                                  Netherlands
Forsakringsmaklarna Syd KB                                                 Sweden
France Cote D'Afrique                                                      France
France Fenwick Limited                                                     United Kingdom
Frank B. Hall & Co. (N.S.W.) Pty. Ltd.                                     Australia

Frank B. Hall & Co. Holdings (N.Z.) Limited                                New Zealand
Frank B. Hall (Ireland) Limited                                            Ireland
Frank B. Hall (Reinsurance) France S.A.                                    France
Frank B. Hall (Underwriting Managers) Ltd.                                 Bermuda
Frank B. Hall Insurance Brokers (S) Pte. Ltd.                              Singapore
Frank B. Hall Re (Latin America) Inc.                                      Panama
Friis & Company, Inc.                                                      California
FS Insurance Agency of California, Inc.                                    California
FS Insurance Agency, Inc.                                                  Ohio
Futuro 3000 S.R.L                                                          Italy
G.E.F. Insurance Ltd.                                                      U.S. Virgin Islands
Galaher Settlements and Insurance Services Company, Inc.                   California
Galaher Settlements Company of New York, Inc.                              New York
Garantie Europeene de Publication S.A.                                     France
Gardner Mountain Barr, Inc.                                                New York
Gardner Mountain Financial Services Ltd.                                   United Kingdom
Gardner Mountain Management Services Ltd.                                  United Kingdom
Gardner Mountain Trustees Ltd.                                             United Kingdom
Gateway Alternatives, L.L.C.                                               Delaware
Gateway Insurance Company, Ltd.                                            Bermuda
Gestas (1995) Inc.                                                         Canada
Gil y Carvajal Chile Ltda. Corredores de Seguros                           Chile
Gil y Carvajal Reasseguros, SA                                             Spain
Gil y Carvajal Seguros, SA                                                 Spain
Gilliland & McReynolds, Inc.                                               Texas
Gilman Swire Willis Ltd.                                                   Hong Kong
Gilroy Broome & Scrini (Trustees) Ltd.                                     United Kingdom
Global Entertainment & Media Insurance Agency, L.L.C.                      California
Global Entertainment & Media Insurance Agency, L.L.C.                      Illinois
Global Entertainment & Media Insurance Agency, L.L.C.                      New York
Go Pro Agency, Inc. of San Antonio                                         Texas
Go Pro Life Agency, Inc. of San Antonio                                    Texas
Go Pro Underwriting Managers of Virginia, Inc.                             Virginia
Go Pro Underwriting Managers, Inc.                                         Texas
Godwins (Overseas) Limited                                                 United Kingdom
Godwins (Trustees) Limited                                                 United Kingdom
Godwins Acquisition Co.                                                    North Carolina
Godwins Group Limited                                                      United Kingdom
Godwins Limited                                                            United Kingdom
Gotuaco del Rosario & Associates, Inc.                                     Philippines
Gras Savoye Rumania                                                        Romania
Greville Baylis Parry & Associates Ltd.                                    United Kingdom
Greyfriars Marketing Services Pty Ltd.                                     Australia
Group Le Blanc de Nicolay SA                                               France
Groupe DPI Inc.                                                            Quebec
Groupement Europeen d'Assurances Generales                                 France
Growth Enterprises Ltd.                                                    Bahamas
Guardrisk Insurance Company Limited                                        South Africa
Guernsey Nominees (Pty) Limited                                            Guernsey
Gwelforth Ltd.                                                             United Kingdom
H.A.R.B. Ltd.                                                              United Kingdom

H.L. Puckle (Underwriting) Ltd.                                            United Kingdom
H.Z. Financial, L.P.                                                       Illinois
Hadenmead Ltd.                                                             United Kingdom
Halford, Shead & Co. Limited                                               United Kingdom
Hall & Company (Overseas) Ltd.                                             United Kingdom
Hall & Company (UK) Ltd.                                                   United Kingdom
Hamburger Gesellschaft zur Forderung des Versicherungswesen mbH            Germany
Hamburger Ruckversicherungs - Agentur GmbH                                 Germany
Hanse Assekuranz-Vermittlungs GmbH                                         Germany
Hanseatische Assekuranz Kontor GmbH                                        Germany
Hanseatische Assekuranz Vermittlungs AG                                    Germany
Harbour Pacific  Holdings Pty., Ltd.                                       Australia
Harbour Pacific Underwriting Management Pty Limited                        Australia
Heath Hudig Langeveldt Sdn. Bhd                                            Malaysia
Heiland Versicherungs-Service GmbH                                         Germany
Heli Agency                                                                Korea
Hellenic Bain Hogg S.A.                                                    Greece
Hemisphere Marine & General Assurance Ltd.                                 Bermuda
HHL (Taiwan) Ltd.                                                          Taiwan
HHL Reinsurance Brokers Inc.                                               Philippines
HHL Reinsurance Brokers Pte. Ltd.                                          Singapore
HHL Reinsurance Services Sdn. Bhd                                          Malaysia
Highplain Limited                                                          United Kingdom
Hobbs & Partners Ltd.                                                      United Kingdom
Hodgson McCreery & Company Limited                                         United Kingdom
Hogg Automotive Insurance Services Ltd.                                    United Kingdom
Hogg Group Overseas Ltd.                                                   United Kingdom
Hogg Group plc                                                             United Kingdom
Hogg Robinson & Gardner Mountain (Insurance) Ltd.                          United Kingdom
Hogg Robinson (Nigeria) Unlimited                                          Nigeria
Hogg Robinson (Scotland) Ltd.                                              Scotland
Hogg Robinson Holdings (Pty) Ltd.                                          South Africa
Hogg Robinson North America, Inc.                                          Delaware
Hogg Robinson Services (Kenya) Ltd.                                        Kenya
Howden Chile Consultores Ltda.                                             Chile
Howden Chile Reaseguros Ltda                                               Chile
Howden Cover Hispanoamericana (Bermuda) Ltd.                               Bermuda
Howden Dastur Reinsurance Brokers (Private) Ltd.                           India
Howden Management & Data Services Ltd.                                     United Kingdom
Howden Sterling Asia Limited                                               Hong Kong
Howell King & Company Ltd.                                                 United Kingdom
HRGM 1989 Ltd.                                                             United Kingdom
HRGM Cargo Ltd.                                                            United Kingdom
HRGM Ltd.                                                                  United Kingdom
HRGM Management Services Ltd.                                              United Kingdom
HRGM Marine Ltd.                                                           United Kingdom
Hudig Langeveldt Pte Ltd.                                                  Singapore
Hudig-Langeveldt Coens N.V.                                                Belgium
Hudig-Langeveldt Janson Elffers B.V.                                       Netherlands
Hudig-Langeveldt Kyoritsu Ltd.                                             Japan
Hudig-Langeveldt Makelaardij in Assurantien bv                             Netherlands

Hudig-Langeveldt Pensioenbureau B.V.                                       Netherlands
Hudig-Langeveldt Reinsurance B.V.                                          Netherlands
Hudig-Langeveldt Saat B.V.                                                 Netherlands
Human Relations Strategies Limited                                         United Kingdom
Huntington T. Block Insurance Agency, Inc.                                 District of Columbia
Huntington T. Block Insurance Agency, Inc.                                 Ohio
Hydrocarbon Risk Consultants Ltd.                                          United Kingdom
Ibex Managers Ltd.                                                         Kenya
Impact Forecasting, L.L.C.                                                 Illinois
Inchcape Continental Insurance Holdings (Eastern Europe) Ltd.              Cyprus
Inchcape Continental Insurance Holdings BV                                 Netherlands
Inchcape H.R. (Asia) Ltd.                                                  Hong Kong
Inchcape Insurance Agencies (HK) Ltd.                                      Hong Kong
Inchcape Insurance Agencies Pte Ltd.                                       Singapore
Inchcape Insurance Brokers (HK) Ltd.                                       Hong Kong
Inchcape Insurance Brokers (M) Sdn Bhd                                     Malaysia
Inchcape Insurance Brokers (Thailand ) Ltd.                                Thailand
Inchcape Insurance Holdings (HK) Ltd.                                      Hong Kong
Inchcape Insurances (Macau) Ltd.                                           Macau
Indemnity Insurance Services (Pty) Limited                                 South Africa
Independent Engineering Services Ltd.                                      United Kingdom
Industrie Assekuranz Gmbh                                                  Germany
Inmobiliaria Ramos Rosada, S.A. de C.V.                                    Mexico
Innovative Services International Limited                                  United Kingdom
Innovative Services International, L.L.C.                                  Delaware
Insurance Administrators Inc.                                              Texas
Insurance Brokers Service, Inc.                                            Illinois
Insurance Broking Services (Pty) Limited                                   Guernsey
Insurance Holdings Africa Ltd.                                             Kenya
Insurance Planning, Inc.                                                   Nevada
Insurance Underwriters Agency, Inc.                                        Arizona
Integrated Risk Finance Limited                                            United Kingdom
Integrated Risk Resources Limited                                          United Kingdom
Interbroke Ltd.                                                            Switzerland
Interglobe Management AG                                                   Switzerland
Interims Limited                                                           United Kingdom
International Aviation Brokers SA                                          France
International Industrial Insurances Limited                                Ireland
International Insurance Brokers Ltd.                                       Jamaica
International Insurance Brokers Ltd.                                       New Zealand
International Shipowners Mutual Insurance Association Limited              Bermuda
International Space Brokers Inc.                                           Virginia
Interocean (Italia) S.p.A                                                  Italy
Interocean Reinsurance Company, S.A.                                       Panama
Investment Facility Company Four One Two (Pty) Ltd.                        South Africa
Investment Insurance International (Managers) Ltd.                         United Kingdom
IOC Reinsurance Brokers Ltd.                                               Canada
IRBJ Disposition Company                                                   United Kingdom
IRISC Claims Management Limited                                            United Kingdom
IRISC L.L.C.                                                               Delaware
IRISC Limited                                                              United Kingdom

IRISC Specialty, Inc.                                                      Delaware
IRISC Technical Services (Hong Kong) Limited                               Hong Kong
IRM France S.A.                                                            France
ISPP Purchasing Group                                                      Missouri
ITA Insurance, Inc.                                                        Utah
ItalCECAR S.p.A.                                                           Italy
J H  Minet (Insurance) Ltd.                                                Ireland
J H Minet & Company  (Tanzania) Ltd.                                       Tanzania
J H Minet (Inter-Gremium) AG                                               Switzerland
J H Minet Agencies Ltd.                                                    United Kingdom
J H Minet Puerto Rico Inc.                                                 Puerto Rico
J H Minet Reinsurance Brokers Ltd.                                         United Kingdom
J&H Risk Management Consultants GmbH                                       Germany
J&H Unison Holdings BV                                                     Netherlands
J&H Vorsorgefonds                                                          Switzerland
J.H. Blades & Co. (Agency), Inc.                                           Texas
J.H. Blades & Co., Inc.                                                    Texas
J.H. Blades Insurance Services                                             California
J.H. Blades, Inc.                                                          Oklahoma
J.H. Lea & Company, Inc.                                                   Illinois
J.S. Johnson & Co. Ltd.                                                    Bahamas
James F. Caird, Inc.                                                       California
James S. Kemper & Co. International Ltd.                                   Bermuda
Jaspers Industrie Assekuranz GmbH & Co. KG                                 Germany
Jauch & Hubener (KG)                                                       Austria
Jauch & Hubener AG                                                         Switzerland
Jauch & Hubener Beratungs AG                                               Switzerland
Jauch & Hubener CSFR Spol s.r.o.                                           Slovak Republic
Jauch & Hubener d.o.o.                                                     Slovak Republic
Jauch & Hubener do Brasil Ltda.                                            Brazil
Jauch & Hubener Ges mbH & Co. KG                                           Austria
Jauch & Hubener GmbH                                                       Austria
Jauch & Hubener Kft.                                                       Hungary
Jauch & Hubener KGaA                                                       Germany
Jauch & Hubener Management betriebliche Versorgungen                       Germany
Jauch & Hubener Personalvorsorgestiftung                                   Switzerland
Jauch & Hubener Privates Vorsorgemanagement GmbH                           Germany
Jauch & Hubener Reinsurance Brokers Ltd.                                   United Kingdom
Jauch & Hubener Reinsurance Inter. Services of North America               New Jersey
Jauch & Hubener Ruckversicherungs-Vermittlungsges mbH                      Germany
Jauch & Hubener spol sro                                                   Czech Republic
Jauch & Hubener Vergutungs-und Vorsorgemanagement GmbH                     Germany
Jauch & Hubener Verwaltungs- GmbH                                          Germany
Jenner Fenton Slade (Special Risks) Limited                                United Kingdom
Jenner Fenton Slade Group Limited                                          United Kingdom
Jenner Fenton Slade Limited                                                United Kingdom
Jenner Fenton Slade Political Risks Limited                                United Kingdom
Jenner Fenton Slade Reinsurance Brokers Limited                            United Kingdom
Jenner Fenton Slade Surety and Specie Limited                              United Kingdom
JFC Consulting, Inc.                                                       Delaware
JFS (Sudamerica) SA                                                        Uruguay

JFS Fenchurch Limited                                                      United Kingdom
JFS Greig Fester Limited                                                   United Kingdom
JML-Minet A.G.                                                             Switzerland
John C. Lloyd Reinsurance Brokers Ltd.                                     Australia
John Scott Insurance Brokers Limited                                       United Kingdom
Johnson & Higgins PB Co.                                                   Thailand
Joost & Preuss GmbH                                                        Germany
Joseph U. Moore, Inc.                                                      Florida
Jover Prevision Correduria de Seguros                                      Spain
K & K Insurance Brokers, Inc. Canada                                       Ontario
K & K Insurance Group of Florida, Inc.                                     Florida
K & K Insurance Group, Inc.                                                Indiana
K & K Insurance Specialties, Inc.                                          Indiana
K & K of California Insurance Services, Inc.                               California
K & K of Nevada, Inc.                                                      Nevada
K & K Specialties, Inc.                                                    Indiana
Karl Alt & Co. GmbH                                                        Germany
Keeling & Company                                                          California
Keith Rayment & Associates Ltd.                                            United Kingdom
Key-Royal Automotive Company, Inc.                                         Alabama
Keyaction Ltd.                                                             United Kingdom
Kininmonth Limited                                                         Ireland
Kroller Holdings B.V.                                                      Netherlands
L & G LMX Limited                                                          United Kingdom
L & G Seascope Insurance Holdings Limited                                  United Kingdom
L. & F. Longobardi SRL                                                     Italy
La Societe de Courtage Meloche Alexander Inc.                              Canada
Langeveldt de Vos b.v.                                                     Netherlands
Langeveldt Groep B.V.                                                      Netherlands
Laurila, Kauriala & Grig Ltd.                                              Russia
Laverack & Haines, Inc.                                                    New York
Le Blanc & de Nicolay U.S., Inc.                                           Delaware
Le Blanc de Nicolay Asia                                                   Hong Kong
Le Blanc de Nicolay Assurance SA                                           France
Le Blanc de Nicolay Brazil                                                 Brazil
Le Blanc de Nicolay Courtage SA                                            France
Le Blanc de Nicolay Iberica                                                Spain
Le Blanc de Nicolay Reassurances SA                                        France
Le Blanc de Nicolay Riassicurazione                                        Italy
Le Blanc de Nicolay Ruck                                                   Germany
Le Blanc de Nicolay Zurich                                                 Switzerland
Les Intermediaires Dale-Parizeau Itee                                      Canada
Lescorp Limited                                                            United Kingdom
Leslie & Godwin (C.I.) Limited                                             Guernsey
Leslie & Godwin (Reinsurance) Copenhagen A/S                               Denmark
Leslie & Godwin (Scotland) Limited                                         Scotland
Leslie & Godwin (U.K.) Limited                                             United Kingdom
Leslie & Godwin (WFG) Limited                                              United Kingdom
Leslie & Godwin Aviation Holdings Limited                                  United Kingdom
Leslie & Godwin Aviation Limited                                           United Kingdom
Leslie & Godwin Aviation Reinsurance Services Limited                      United Kingdom

Leslie & Godwin AXL Limited                                                United Kingdom
Leslie & Godwin Financial Risks Limited                                    United Kingdom
Leslie & Godwin GmbH                                                       Germany
Leslie & Godwin Group Limited                                              United Kingdom
Leslie & Godwin Insurance Brokers Ltd.                                     Ontario
Leslie & Godwin Insurance Brokers, Inc.                                    New York
Leslie & Godwin International Limited                                      United Kingdom
Leslie & Godwin Investments Limited                                        United Kingdom
Leslie & Godwin Limited                                                    United Kingdom
Leslie & Godwin Marine Holdings Limited                                    United Kingdom
Leslie & Godwin Non-Marine Limited                                         United Kingdom
Leslie & Godwin Overseas Reinsurance Holdings Limited                      United Kingdom
Leslie & Godwin Reinsurance Holdings Limited                               United Kingdom
LIB Financial Services Ltd.                                                United Kingdom
LIB Ltd.                                                                   United Kingdom
Lloyd Paulista Corretores de Seguros e Reaseguros S.A.                     Brazil
London General Holdings Limited                                            United Kingdom
London General Insurance Company Limited                                   United Kingdom
Loss Management Group Ltd.                                                 United Kingdom
Lowndes Lambert Insurance Limited                                          Ireland
Lumley Insurance Brokers (Pty) Ltd.                                        South Africa
Lumley JFS Limited                                                         United Kingdom
Lumley Municipal & General Insurance Brokers (Natal) (Pty) Ltd.            South Africa
Lumley Municipal & General Insurance Brokers (Orange Free State) (Pty)     South Africa
Lumley Municipal & General Insurance Brokers (Pty) Ltd.                    South Africa
Lumley Municipal & General Insurance Brokers (Transvaal) (Pty) Ltd.        South Africa
Lumley Petro-Energy Insurance Brokers (Pty) Ltd.                           South Africa
Lynn & Schaller Insurance Brokers, Inc.                                    California
M Y A Ltda. Asesorias Integrales                                           Colombia
M Y A Salud Ltda Agentes De Medicina Prepagada                             Colombia
M&M Insurance Agency, Inc.                                                 Texas
M.I. B. Healthcare Services (Pty) Limited                                  South Africa
M.I.B. Aidec (Pty) Limited                                                 South Africa
M.I.B. Border (Pty) Limited                                                South Africa
M.I.B. Employee Benefits (Pty) Limited                                     South Africa
M.I.B. Group (Pty) Limited                                                 South Africa
M.I.B. Holdings Co. Ltd.                                                   Malta
M.I.B. House Investment (Pty) Limited                                      South Africa
M.I.B. Property Holdings (Pty) Limited                                     South Africa
M.I.B. Reinsurance Brokers (Namibia) (Pty) Limited                         Namibia
M.I.B. Reinsurance Brokers (Pty) Limited                                   South Africa
MAB Insurance Services Ltd.                                                United Kingdom
MacDonagh & Boland Group Limited                                           Ireland
MacDonagh Boland Beech Hill Limited                                        Ireland
MacDonagh Boland Crotty MacRedmond Limited                                 Ireland
MacDonagh Boland Cullen Duggan Limited                                     Ireland
MacDonagh Boland Foley Woollam Limited                                     Ireland
Macey Clifton Walters Limited                                              United Kingdom
Macey Williams Insurance Services Limited                                  United Kingdom
Macey Williams Limited                                                     United Kingdom
Madison Intermediaries Pty. Limited                                        Australia

Madison Reinsurance Holdings, Inc.                                         Illinois
Mahamy Company plc (Rollins Hudig Hall Iran)                               Iran
Management and Regulator Services, Inc.                                    New York
Mansell Investments Ltd.                                                   Gibraltar
Mansfeld, Hubener & Partners Gmbh                                          Germany
Maritime Underwriters, Ltd.                                                Bermuda
Marketing and Training Resources, Inc.                                     Illinois
Martec Australia Pty Limited                                               Australia
Martec Finance Pty Limited                                                 Australia
Martin Boyer Company, Inc.                                                 Illinois
Marvyn Hughes International Ltd.                                           United Kingdom
Max Mattiessen AB                                                          Sweden
MC Brokers Co. Ltd.                                                        Thailand
Media/Professional Insurance Agency Limited                                United Kingdom
Media/Professional Insurance Agency, Inc.                                  Missouri
Mediterranean Insurance Brokers Ltd.                                       Malta
Mediterranean Insurance Training Centre                                    Malta
MIB UK (Holdings) Ltd.                                                     United Kingdom
Mibsa Investments (Namibia) (Pty) Limited                                  Namibia
Minahan Reinsurance Management Limited                                     United Kingdom
Minerva Holdings (Pvt) Limited                                             Zimbabwe
Minet (Singapore) Pte. Ltd.                                                Singapore
Minet (Taiwan) Ltd.                                                        Taiwan
Minet a.s.                                                                 Czech Republic
Minet AB                                                                   Sweden
Minet Africa Holdings Ltd.                                                 United Kingdom
Minet Agricultural Insurance Brokers Pty. Ltd.                             Australia
Minet Airport Insurance Services Ltd.                                      United Kingdom
Minet Archer Ltd.                                                          New Zealand
Minet AS                                                                   Norway
Minet Australia Holdings Pty. Ltd.                                         Australia
Minet Australia Ltd.                                                       Australia
Minet Benefit Services (International) Ltd.                                Guernsey
Minet Botswana (Pty) Ltd.                                                  Botswana
Minet Burn & Roche Pty. Ltd.                                               Australia
Minet China Ltd.                                                           Hong Kong
Minet Commercial Ltd.                                                      United Kingdom
Minet Consultancy Services Ltd. (Kenya)                                    Kenya
Minet Consultancy Services Ltd. (UK)                                       United Kingdom
Minet Denison Financial Services Ltd.                                      United Kingdom
Minet Denison Insurance Services Ltd.                                      United Kingdom
Minet Direct Marketing Services Ltd.                                       United Kingdom
Minet Duncan Insurance Brokers Ltd.                                        United Kingdom
Minet Employees' Trust Company Ltd.                                        United Kingdom
Minet Europe Holdings Ltd.                                                 United Kingdom
Minet Financial Services Ltd.                                              United Kingdom
Minet Firstbrokers Oy                                                      Finland
Minet Group Holdings                                                       United Kingdom
Minet Group PLC                                                            United Kingdom
Minet Group Services Ltd.                                                  United Kingdom
Minet Holdings Guernsey Limited                                            Guernsey

Minet Holdings Inc.                                                        New York
Minet Hong Kong Ltd.                                                       Hong Kong
Minet ICDC Insurance Brokers Ltd.                                          Kenya
Minet Inc. (Canada)                                                        Canada
Minet Ins. Brokers (Holdings) (NZ) Ltd.                                    New Zealand
Minet Ins. Brokers (Zimbabwe) (Pvt) Ltd.                                   Zimbabwe
Minet Insurance Brokers (Holdings) Ltd.                                    United Kingdom
Minet Insurance Brokers (Thailand) Ltd.                                    Thailand
Minet Insurance Brokers (Uganda) Limited                                   Uganda
Minet Insurance Brokers, Inc.                                              Unknown
Minet Insurance Services (UK) Ltd.                                         United Kingdom
Minet Insurance Services, Inc.                                             California
Minet Insurance Services, Inc. of Texas                                    Texas
Minet International (Holdings) Ltd.                                        United Kingdom
Minet Italia & Partners SpA                                                Italy
Minet Italia srl                                                           Italy
Minet Kingsway (Lesotho) (Pty) Ltd.                                        Lesotho
Minet Limited                                                              Uganda
Minet Limited (Bermuda)                                                    Bermuda
Minet Lindgren i Helsingborg                                               Sweden
Minet Ltd.                                                                 United Kingdom
Minet Members Agency Holdings Ltd.                                         United Kingdom
Minet New Zealand Ltd.                                                     New Zealand
Minet Nigeria                                                              Nigeria
Minet Nominees Ltd.                                                        United Kingdom
Minet Professional Services (Europe) Ltd.                                  United Kingdom
Minet Professional Services Ltd. (Australia)                               Australia
Minet Professional Services Ltd. (UK)                                      United Kingdom
Minet Properties (1989) Ltd.                                               United Kingdom
Minet Properties Ltd.                                                      United Kingdom
Minet RAIA Insurance Brokers Limited                                       Hong Kong
Minet Re (Bermuda) Limited                                                 Bermuda
Minet Re GmbH                                                              Germany
Minet Re International Ltd.                                                United Kingdom
Minet Re North America, Inc.                                               Georgia
Minet Risk Services (Barbados) Ltd.                                        Barbados
Minet Risk Services (Bermuda) Ltd.                                         Bermuda
Minet Risk Services (Guernsey) Ltd.                                        Guernsey
Minet Risk Services (Jersey) Ltd.                                          Jersey, Channel Islands
Minet Risk Services (Singapore) Ltd.                                       Singapore
Minet Risk Services (Vermont), Inc. (USA)                                  Vermont
Minet S.A. de C.V.                                                         Mexico
Minet Trans Risk Services Ltd.                                             United Kingdom
Minet Trustees Ltd.                                                        United Kingdom
Minet West Africa Ltd.                                                     United Kingdom
Minet Zambia Limited                                                       Zambia
Minet Zimbabwe (Pvt) Ltd.                                                  Zimbabwe
Minken Properties Ltd.                                                     Kenya
MLH & A (Canada) Inc.                                                      Canada
MLH International Inc.                                                     Ontario
Montgomery General Agency of New Jersey, Inc.                              New Jersey

Morency, Weible & Sapa, Inc.                                               Illinois
Motorists Service Corporation                                              Delaware
Motorplan Limited                                                          United Kingdom
Mt. Franklin General Agency                                                Texas
MTF Insurance Agency, Inc.                                                 Texas
Muirfield Underwriters, Ltd.                                               Delaware
N.V. Verzekering Maatschappij Van 1890                                     Netherlands
National Care Provider Insurance, Inc.                                     California
National Product Care Company                                              Illinois
National Sports Underwriters, Inc.                                         Indiana
National Transportation Adjusters, Inc.                                    Nebraska
NB Life Agents, Inc.                                                       New York
Needler Heath (UK) Ltd.                                                    United Kingdom
Needler Heath Dixon Ltd.                                                   United Kingdom
New Co. #1 L.L.C.                                                          Delaware
Nicholson Chamberlain Colls Australia Limited                              Australia
Nicholson Chamberlain Colls Group Limited                                  United Kingdom
Nicholson Chamberlain Colls Marine Limited                                 United Kingdom
Nicholson Jenner Leslie Group Limited                                      United Kingdom
Nicholson Leslie (North America) Limited                                   United Kingdom
Nicholson Leslie Accident & Health Limited                                 United Kingdom
Nicholson Leslie Agencies Limited                                          United Kingdom
Nicholson Leslie Asia Pte Ltd                                              Singapore
Nicholson Leslie Australia Holdings Limited                                Australia
Nicholson Leslie Aviation Limited                                          United Kingdom
Nicholson Leslie Aviation Reinsurance Brokers                              United Kingdom
Nicholson Leslie BankAssure Limited                                        United Kingdom
Nicholson Leslie Bankscope Insurance Services Limited                      United Kingdom
Nicholson Leslie Bankscope Marine Insurance Consultants                    United Kingdom
Nicholson Leslie Energy Resources Limited                                  United Kingdom
Nicholson Leslie Financial Institutions Limited                            United Kingdom
Nicholson Leslie International  (Reinsurance Brokers) Limited              United Kingdom
Nicholson Leslie International Limited                                     United Kingdom
Nicholson Leslie Investments Limited                                       United Kingdom
Nicholson Leslie Italia S.P.A.                                             Italy
Nicholson Leslie Limited                                                   United Kingdom
Nicholson Leslie Management Services Limited                               United Kingdom
Nicholson Leslie Marine Limited                                            United Kingdom
Nicholson Leslie Nederland Reinsurance brokers cv                          Netherlands
Nicholson Leslie Non-Marine Reinsurance Brokers Limited                    United Kingdom
Nicholson Leslie North American Reinsurance Brokers, Limited               United Kingdom
Nicholson Leslie Property Limited                                          United Kingdom
Nicholson Leslie Special Risks Limited                                     United Kingdom
Nicholson Leslie Special Risks Limited                                     United Kingdom
Nicholson Stewart-Brown Limited                                            United Kingdom
Nissho Iwai (Japan)                                                        Japan
Nixon Constable & Company Ltd.                                             United Kingdom
North Derbyshire Finance Company Limited, The                              United Kingdom
Norwegian Insurance Partners A/S                                           Norway
Norwegian Insurance Partners as (Non-Marine)                               Norway
Nova Reinsurance Brokers, Inc.                                             Illinois

NRC Reinsurance Company Ltd.                                               Bermuda
NSU Benefit Corporation                                                    Indiana
nv Insurance Louis Delhaize (en abrege INSURDEL)                           Belgium
Oak Brook Holding, Inc.                                                    Delaware
Oak Brook Life Insurance Company                                           Arizona
Ohio Cap Insurance Company, Inc.                                           Unknown
OHM Insurance Agency, Inc.                                                 Ohio
OHM Services of Texas, Inc.                                                Texas
Ohrinsoo Agency                                                            Korea
Olarescu & B. I. Davis Asesores y Corredores de Seguros S.A.               Peru
Old ARS LRA Corp.                                                          Texas
Old-ARS-MGA Corp.                                                          Texas
Olympic Financial Holding Corporation                                      Washington
Olympic Health Management Services, Inc.                                   Washington
Olympic Health Management Systems, Inc.                                    Washington
Orobio Mees Herman B.V.                                                    Netherlands
OUM & Associates of California, A Corporation                              California
OUM & Associates of New York, A Corporation                                New York
OUM & Associates of Ohio, A Corporation                                    Ohio
OWA Hoken (UK) Limited                                                     United Kingdom
OWA Insurance Services (France) SA                                         France
OWA Insurance Services Austria Gesellschaft mbH                            Austria
OWA Insurance Services Austria GmbH & Co. KG                               Austria
P I Insurance Brokers (Pty) Limited                                        South Africa
P.I. Consultants Ltd.                                                      Hong Kong
P.T. Alexander Lippo Indonesia                                             Indonesia
Pacific Wholesale Insurance Brokers Pty Limited                            Australia
Paladin Reinsurance Corporation                                            New York
Pandimar Consultants, Inc.                                                 New York
Paribas Assurantien B.V.                                                   Netherlands
Parker Risk Management (Barbados) Ltd.                                     Barbados
Parker Risk Management (Bermuda) Ltd.                                      Bermuda
Parker Risk Management (Cayman) Ltd.                                       Cayman Islands
Parker Risk Management (Guernsey) Ltd.                                     Guernsey
Parker Risk Management (S) Pte Ltd                                         Singapore
Parker Risk Management, Inc.                                               Colorado
Pat Ryan & Associates, B.V.                                                Netherlands
Paul J.F. Schultz oHG                                                      Germany
PBA Inc.                                                                   Minnesota
PBG Pensions Beratungs-Gesellschaft mbH (Partnership)                      Germany
Pecus                                                                      Brazil
Pernas HHL Insurance Brokers Sdn Bhd                                       Malaysia
Pernas HHL Reinsurance Brokers Sdn. Bhd                                    Malaysia
PHH Insurance Associates Corporation                                       Maryland
Pilots International Association                                           North Dakota
Pinerich Limited                                                           Ireland
Poitras, Lavigueur (1995) Inc.                                             Quebec
Poland Puckle Insurance Brokers Ltd.                                       United Kingdom
Premier Auto Finance, Inc.                                                 Delaware
Premier Auto Finance, L.P.                                                 Illinois
Premier Receivables Purchase Facility, LLC                                 Delaware

Prescot Insurance Holdings Ltd.                                            United Kingdom
Private Client Trustees Ltd.                                               Ireland
Product Care, Inc.                                                         Illinois
Professional & General Ins. Company (Bermuda) Ltd.                         Bermuda
Professional Liability Services Limited                                    United Kingdom
Professional Sports Insurance Co. Ltd.                                     Bermuda
Progressive Ideal Sdn Bhd.                                                 Malaysia
Promotora Zircon S.A. de C.V.                                              Mexico
Property Owners Database Limited                                           United Kingdom
Proruck Ruckversicherungs - AG                                             Germany
PROVIA Gesselschaft fur betriebliche Risicoanalyse mbH                     Germany
Provider Services, Ltd.                                                    Bermuda
PT RNJ Ratna Nusa Jaya                                                     Indonesia
R&M Reinsurance Intermediaries Ltd.                                        Trinidad
R.E.I. (NSW) Insurance Brokers Pty. Ltd.                                   Australia
R.E.I.A. Insurance Brokers Pty. Ltd.                                       Australia
R.G. Reis (Management Services) Ltd.                                       United Kingdom
R.G. Reis Life Consultants Ltd.                                            United Kingdom
R.G. Reis Pension Fund Trustees Ltd.                                       United Kingdom
Ralph S. Harris (Insurance) Pty. Ltd.                                      Zimbabwe
RAMRO y Asociados, S.C.                                                    Mexico
Rath & Strong, Inc.                                                        Massachusetts
RBH Acquisition Co.                                                        Delaware
RBH General Agencies (Canada) Inc.                                         Quebec
RDG Resource Dealer Group (Canada) Inc.                                    Canada
Reed Stenhouse Asia Pacific Ltd.                                           Scotland
Reed Stenhouse Europe Holdings B.V.                                        Netherlands
Reed Stenhouse Gmbh                                                        Germany
Reed Stenhouse Netherlands B.V.                                            Netherlands
Reed Stenhouse Underwriting Management Ltd.                                Scotland
REISA Insurance Brokers Pty. Ltd.                                          Australia
REIV Insurance Brokers (Pty) Ltd.                                          Australia
Resource Insurance Services, Inc.                                          Indiana
Resource Life Insurance Company                                            Nebraska
Revasa S.p.A.                                                              Italy
RHH Surety & Guarantee Limited                                             United Kingdom
RIP Services Limited                                                       Guernsey
Risk Funding Services (Pty) Limited                                        South Africa
Risk Management Consultants Ltd.                                           United Kingdom
Risk Management Consultants of Canada Limited                              Canada
RiskNet Worldwide, Inc.                                                    Oregon
Risque et Finance SA                                                       France
Rollins Heath (Japan) Ltd.                                                 Japan
Rollins Heath Korea Co. Ltd.                                               Korea
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.                                Australia
Rollins Hudig Hall (Hong Kong) Ltd.                                        Hong Kong
Rollins Hudig Hall (Nederland) Limited                                     United Kingdom
Rollins Hudig Hall (Scandinavia) A/S                                       Norway
Rollins Hudig Hall Associates B.V.                                         Netherlands
Rollins Hudig Hall Finance bv                                              Netherlands
Rollins Hudig Hall Mexico Agente De Seguros Y De Fianzas, S.A. De C.       Mexico

Rollins Hudig Hall Middle East                                             United Arab Emirates
Rollins Hudig Hall Netherlands b.v.                                        Netherlands
Rollins Hudig Hall of Alaska, Inc.                                         Alaska
Rollins Hudig Hall of the Americas, Inc. Chile Limitada                    Chile
Rollins Hudig Hall Services Limited                                        United Kingdom
Rollins Hudig Hall Sweden AB                                               Sweden
Rollins Hudig Hall Versicherungsmakler Gesellschaft m.b.H                  Austria
Rollins Technical Services Co.                                             Illinois
Ropeco Pty Ltd.                                                            Australia
Rostron Hancock Ltd.                                                       United Kingdom
Roundwise Limited                                                          United Kingdom
Royal Home Protection Plan, Inc.                                           Delaware
Ruben Entertainment Insurance Services                                     United Kingdom
Ryan Insurance Group France S.A.R.L.                                       France
Ryan Insurance Group, Inc.                                                 Delaware
Ryan Warranty Services Canada, Inc.                                        Canada
Ryan Warranty Services Quebec, Inc.                                        Ontario
Ryan/CSI, Inc.                                                             Illinois
Rydata Limited                                                             United Kingdom
S A Credit & Insurance Brokers (Pty) Limited                               South Africa
S W Holdings (SA) (Pty) Limited                                            South Africa
S W Insurance Brokers (Pty) Limited                                        South Africa
S. Hammond Story Agency, Inc.                                              Georgia
S. Mark Brockinton & Associates of Texas, Inc.                             Texas
Saat Van Marwijk Beheer B.V.                                               Netherlands
Saat Van Marwijk Noordwijk B.V.                                            Netherlands
Sang Woon Agency                                                           Korea
Santos da Cunha, Abreu & Associados, Lda.                                  Portugal
SASE France Societe Des Assures Du Sud Set                                 France
Savoy Insurance Brokers Ltd.                                               United Kingdom
Saxonbeech Ltd.                                                            United Kingdom
Scarborough & Company, Inc.                                                Delaware
Sceptre Agency, Inc.                                                       Texas
Schinasi Athesina                                                          Italy
Schinasi Insurance Broker                                                  Italy
Schinasi Veneto                                                            Italy
Scottish & Commonwealth Insurance Co. Ltd.                                 Bermuda
Seascope Cargo Insurance Services Limited                                  United Kingdom
Seascope Insurance Holdings Limited                                        United Kingdom
Seascope Insurance Services Limited                                        United Kingdom
Seascope Marine Insurance Services Limited                                 United Kingdom
Seascope Marine Limited                                                    United Kingdom
Seascope Reinsurance Services Limited                                      United Kingdom
Securities Guarantee Company Limited                                       United Kingdom
Select Direct Limited                                                      Scotland
Self-Insurers Service, Inc.                                                Delaware
Service Protection, Inc.                                                   Illinois
Service Saver, Incorporated                                                Florida
ServicePlan of Florida, Inc.                                               Florida
ServicePlan, Inc.                                                          Illinois
Servicios A.B.S., S.A.                                                     Mexico

Servicios Inmoboliarios Guadalajara, S.C.                                  Mexico
Servicios Y Garantias Ryan S.L.                                            Spain
Sherwood Insurance Services                                                California
Sherwood Insurance Services of Washington, Inc.                            Washington
SHL Pacific Regional Holdings Inc.                                         California
Shoreline Insurance Agency, Inc.                                           Rhode Island
Simco Insurance Brokers Pte                                                Singapore
Singer Group, Inc., The                                                    Texas
Singer Plan, Inc.                                                          Delaware
SIS Services of New York, Inc.                                             New York
SLE Worldwide Australia Pty Limited                                        Australia
SLE Worldwide Limited                                                      United Kingdom
SLE Worldwide Mexico, Agente de Seguros, S.A. de C.V.                      Mexico
SLE Worldwide, Inc.                                                        Delaware
Societe canadienne de gestion de reassurance, inc                          Quebec
Societe Generale de Courtage d'Assurances                                  France
Sodarcan Inc.                                                              Canada
Sodartec Inc.                                                              Canada
Soriero & Company, Inc.                                                    Texas
Sorim (1987) Ltd.                                                          United Kingdom
Sorim Services (1987) Ltd.                                                 United Kingdom
Southern Cross Underwriting Pty. Limited                                   Australia
Special Risk Services Limited                                              United Kingdom
Special Risk Services, Inc.                                                New Jersey
Spicafab Limited                                                           United Kingdom
Square One, Inc.                                                           Texas
SRA, Inc.                                                                  Texas
SRS General Insurance Services, Inc.                                       California
SRS Insurance Services, Inc.                                               California
Steetley Leslie & Godwin Limited                                           Guernsey
Steeves Lumley Ltd.                                                        Australia
Stenhouse (South East Asia) Pte. Ltd.                                      Singapore
Stenhouse Marketing Services (London) Ltd.                                 United Kingdom
Stenhouse Marketing Services, Inc.                                         Delaware
Stenhouse Reed Shaw Africa (Pty) Ltd.                                      South Africa
Sterling Life Insurance Company                                            Arizona
Stichting Employee Fund Aon                                                Netherlands
Stichting Werknemerscertificaten HLG                                       Netherlands
Structured Compensation Ltd.                                               United Kingdom
Sumner & McMillan                                                          United Kingdom
Sumner & McMillan Limited (Ireland)                                        Ireland
Superannuation Fund (CICNZ) Limited                                        New Zealand
Surety & Guarantee Consultants Limited                                     United Kingdom
Surveyors Claims Services Ltd.                                             United Kingdom
Suys & Janssens                                                            Belgium
Swaziland Construction Insurance Brokers (Pty) Ltd.                        Swaziland
Swaziland Corporate Risk Management (Pty) Ltd.                             Swaziland
Swaziland Employee Benefit Consultants (Pty) Ltd.                          Swaziland
Swaziland Insurance Brokers (Pty) Ltd.                                     Swaziland
Swaziland Reinsurance Brokers (Pty) Ltd.                                   Swaziland
Swett & Crawford                                                           California

Swett & Crawford Ins. Agency of Massachusetts, Inc.                        Massachusetts
Swett & Crawford of Arizona, Inc.                                          Arizona
Swett & Crawford of Colorado, Inc.                                         Colorado
Swett & Crawford of Connecticut, Inc.                                      Connecticut
Swett & Crawford of Hawaii, Inc.                                           Hawaii
Swett & Crawford of Idaho, Inc.                                            Idaho
Swett & Crawford of Maine, Inc.                                            Maine
Swett & Crawford of Nevada, Inc.                                           Nevada
Swett & Crawford of Pennsylvania, Inc.                                     Pennsylvania
Swett & Crawford of Texas, Inc.                                            Texas
Swett Insurance Managers of California, Inc.                               California
Swett Insurance Managers of Pennsylvania, Inc.                             Pennsylvania
T M Insurance Brokers (Pty) Limited                                        South Africa
Tabma-Hall Insurance Services Pty. Limited                                 Australia
Tethercrest Ltd.                                                           United Kingdom
Texas Star Insurance Agency                                                Not Applicable
Texecur Versicherungs Vermittlungs GmbH                                    Germany
The Alexander Consulting Group Ltd.                                        Canada
The Alexander Consulting Group Ltd.                                        New Zealand
The Alexander Consulting Group Ltd.                                        Scotland
The Alliance Group, LLC                                                    Colorado
The Credit Insurance Association France SA                                 France
The Credit Insurance Association Ltd.                                      United Kingdom
The Entertainment Coalition                                                Not Applicable
The National Senior Membership Group Association                           Washington
The Olympic Senior Membership Group, Inc.                                  Washington
The Swett & Crawford Group, Inc.                                           California
Tholwana MIB Pty Limited                                                   South Africa
Trans Caribbean Insurance Services, Inc.                                   American Samoa
Travellers Club International Ltd.                                         United Kingdom
Trent Insurance Company Ltd.                                               Bermuda
TREV Properties Corporation                                                Delaware
TTF Insurance Services Ltd.                                                United Kingdom
U.S. Rating Bureau, Inc.                                                   Delaware
Underwriters Marine Services Limited                                       United Kingdom
Underwriters Marine Services of Texas, Inc.                                Texas
Underwriters Marine Services, Inc.                                         Louisiana
Union Centurion, S.A.de C.V.                                               Mexico
Unison Consultants Europe E.E.I.G                                          Belgium
Unison GEIE                                                                Belgium
Unison SA                                                                  Belgium
Unison Technical Services                                                  Belgium
United Car & Van Rental Ltd.                                               United Kingdom
United Iranian Insurance Services plc Tehran                               Iran
Uzbeksugurta Howden Lihou                                                  Republic of Uzbekistan
Valex Insurance Agency, Inc.                                               Texas
Varity Risk Management Services Ltd.                                       United Kingdom
Vassal Properties (Pty) Ltd.                                               Botswana
VECCI Insurance Services Ltd.                                              Australia
Verband der Jauch & Hubener Unterstutzungskassen                           Germany
Vesselforward Ltd.                                                         United Kingdom

Virginia Surety Company, Inc.                                              Illinois
Virginia Surety Company, Inc.                                              New Zealand
VOL Mortgage Corporation                                                   Delaware
VOL Properties Corporation                                                 Delaware
Wackerbarth H. Limited                                                     United Kingdom
Wackerbarth Hardman (Holdings) Limited                                     United Kingdom
Wackerbarth International Holdings Bv                                      Netherlands
WACUS Kreditversicherungsmakler GmbH                                       Austria
WACUS Magyarorszag Hitelbitzositasi Tanacsado es Kozvetito Kft.            Hungary
WAS Betriebsfuhrungs-GmbH                                                  Germany
WAVECA CA                                                                  Venezuela
Wexford Underwriting Managers, Inc.                                        Delaware
Whitehouse Moorman Holdings Ltd.                                           United Kingdom
Wilfredo Armstrong S.A.                                                    Argentina
William Gallagher Associates of California, Inc.                           California
William Gallagher Associates of Maryland, Inc.                             Maryland
William Gallagher Associates of New Jersey, Inc.                           New Jersey
Willis Corroon (PVT) Ltd.                                                  Zimbabwe
Winchester Financial Services (Pty) Limited                                South Africa
Windhock Insurance Brokers (Pty) Limited                                   Namibia
WMD Underwriting Agencies Ltd.                                             United Kingdom
World Insurance Network Ltd.                                               Cardiff
Worldwide Insurance Network Limited                                        United Kingdom
Worldwide Integrated Services Company                                      Texas
Wyrm Systems Pty Limited                                                   South Africa
XB-Lumley Insurance Brokers (Pty) Ltd.                                     South Africa
Y&D Properties Ltd.                                                        Canada
ZAO Aon Insurance Brokers                                                  Russia
Zimbabwe Risk Managers (Pvt) Ltd.                                          Zimbabwe